UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2020

ADDUS HOMECARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34504	20-5340172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Gaylord Parkway, Suite 110, Frisco, TX	75034
(Address of principal executive offices)	(Zip Code)

(469) 535-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ADUS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition

On March 17, 2020, Addus HomeCare Corporation (the “Company”) issued a press release (the “Press Release”) announcing, among other matters, estimated, preliminary, unaudited financial information for the fourth quarter and the year ended December 31, 2019. A copy of the Press Release is furnished herewith as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On March 17, 2019, the Company issued the Press Release, announcing, among other matters, estimated, preliminary, unaudited financial information for the fourth quarter and the year ended December 31, 2019, the text of which is set forth as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release of Addus HomeCare Corporation dated March 17, 2020.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDUS HOMECARE CORPORATION

Dated: March 17, 2020	By:	/s/ Brian Poff
	Name:	Brian Poff
	Title:	Chief Financial Officer